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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2008

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                       1-33476               56-2480744
      -------------                       -------               ----------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
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               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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           APPOINTMENT OF PRINCIPAL OFFICERS.
           ----------------------------------

      On April 17, 2008, the Board of Directors of Beneficial Mutual Bancorp, Inc. (the "Company"), in connection with a review of the duties and responsibilities of Denise Kassekert, Senior Vice President of Community Banking of Beneficial Bank, the Company's wholly owned subsidiary, designated Ms. Kassekert as an "officer" of the Company for purposes of Section 16 of the Securities Exchange Act of 1934. Prior to joining Beneficial Bank in May 2007, Ms. Kassekert, age 56, had served as Senior Vice President/Area Manager of Sun National Bank, Vineland, New Jersey, from March 2004 to November 2006. From April 1990 to March 2004, Ms. Kassekert was Vice President of Commerce Bank, Cherry Hill, New Jersey.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BENEFICIAL MUTUAL BANCORP, INC.


Date:  April 21, 2008             By: /s/ Joseph F. Conners
                                      ----------------------------------
                                      Joseph F. Conners
                                      Executive Vice President and Chief
                                        Financial Officer